EXHIBIT 10.1

Execution Copy

CHOPRA HLCO LLC

SECURITIES SUBSCRIPTION AGREEMENT

THIS SECURITIES SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of June 30, 2023, by and between CHOPRA HLCO LLC, a Delaware limited liability company (the “Company,” “we,” “us” or “our”), and ALTHEA DRF LIFESCIENCES LIMITED, a company registered with the Registrar of companies in India with company number U33110DL2008PLC185857 (the “Subscriber”).

RECITALS

We are offering and selling to the Subscriber, and the Subscriber is willing to purchase 1,250,000 units of common membership interest (“Membership Interest”) in the Company (the “Cash Units” or the “Securities”), for an aggregate cash purchase price (the “Cash Purchase Price”) of $2,500,000, or $2.00 per unit, all subject to the conditions specified herein.

The Securities being offered to the Subscriber are subject to substantial legal and contractual restrictions on transferability. The sale of the Securities to the Subscriber will be made without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from securities registration afforded by Regulation S (“Regulation S”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act, only to a subscriber who is not a resident of the United States and who is not a “U.S. Person” as defined in Regulation S. The Securities may not be offered or sold, or resold, in the United States absent registration or the availability of an exemption from the registration requirements under the Securities Act.

The terms of units of Membership Interest are as set forth in of the Company’s Amended and Restated Operating Agreement, dated June ___, 2023 (the “Operating Agreement”), a copy of which is attached hereto as Exhibit A.

By signing the signature page hereto (the “Signature Page”) and the counterpart signature page to the Operating Agreement, the Subscriber and the Company agree to be bound by the terms of this Agreement and the Operating Agreement. This Subscription Agreement shall become effective (the “Effective Date”) on the date on which the Company has accepted the Subscriber’s subscription hereunder by countersigning the Signature Page and the counterpart signature page to the Operating Agreement.

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AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Subscriber, intending to be legally bound, hereby agree as follows:

1. Subscription.

a. Subscription. The undersigned Subscriber hereby subscribes to purchase the Cash Units set forth on the signature page hereto for the Cash Purchase Price, subject to the terms and conditions of this Agreement and the Operating Agreement and based on the representations, warranties, covenants and agreements contained herein.

b. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at a Closing referred to below.

c. The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place on the date of payment by the Subscriber of the Cash Purchase Price for the Cash Units, which date shall be no later than the twentieth calendar day following the execution and delivery of this Agreement by the parties hereto (or such other date as the parties may agree). The Company will deposit subscription funds for the Cash Units in its corporate account upon Closing, which funds may immediately be utilized by the Company for corporate purposes.

d. Payment for the Cash Units. Payment for the Cash Units shall made directly to our operating bank account from the Subscriber in immediately available funds or other means approved by us, upon the Closing, in the amount as set forth on the signature page hereto. The Company shall deliver to the Subscriber a countersigned copy of this Agreement upon its execution by the Company and, upon Closing, notice and evidence of the book entry of the number of Cash Units owned by the undersigned reflected on our books and records, which shall bear a notation that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

2. Representations and Warranties of the Company. We hereby represent and warrant to the Subscriber the following:

a. Organization, Good Standing and Qualification. We are a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. We have the requisite power to own and operate our properties and assets and to carry on our business as now conducted and as proposed to be conducted. We are duly qualified and are authorized to do business and are in good standing as a foreign limited liability company in all jurisdictions in which the nature of our activities and of our properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on us or our business.

b. Limited Liability Company Power. We have all requisite limited liability company power to execute and deliver this Agreement and all related agreements (the “Subscription Documents”) and to carry out and perform our obligations under the terms of the Subscription Documents.

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c. Authorization. All action on our part, the part of our directors and of our members necessary for the authorization of the Subscription Documents and the execution, delivery and performance of all of our obligations under the Subscription Documents, including the issuance and delivery of the Securities being subscribed for under this Agreement have been taken or will be taken prior to the issuance of the Securities. The Subscription Documents, when executed and delivered by us, shall constitute valid and binding obligations of us enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Securities, when issued in compliance with the provisions of the Subscription Documents will be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and state securities laws.

d. Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on our part in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Securities or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective when required by such governmental authority.

e. Compliance with Laws. To the best of our knowledge, we are not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of our business or the ownership of our properties, which violation would materially and adversely affect our business, assets, liabilities, financial condition or operations.

f. Compliance with Other Instruments. We are not in violation or default of any term of our Operating Agreement, or of any provision of any mortgage, indenture or contract to which we are a party and by which we are bound or of any judgment, decree, order or writ, other than such violations that would not individually or in the aggregate have a material adverse effect on us. The execution, delivery and performance of the Subscription Documents, and the consummation of the transactions contemplated by the Subscription Documents will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of of ours or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to us, our business or operations or any of our assets or properties. The sale of the Securities is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

g. Exempt Offer and Sale. Assuming the accuracy of the representations and warranties of the Subscriber contained in Section 3 hereof, the offer, issue, and sale of the Securities is exempt from the registration and prospectus delivery requirements of the Securities Act, and is exempt from registration and qualification under the registration, permit, or qualification requirements of all applicable state securities laws.

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h. Use of Proceeds. We shall use the proceeds of sale and issuance of the Cash Units for the development and operation of our business and for general corporate and working capital purposes.

i. Information. All written information supplied directly or indirectly by the Company, The Healing Company Inc. (“HLCO”) and the their respective employees, officers, agents and advisers to the Subscriber (or any persons acting on its behalf) for the purposes of or in connection with the Subscriber's acquisition of the Securities pursuant to this agreement did not when supplied, and does not now, materially misstate or misleadingly present the Company's and/or HLCO's business, operations, financial condition, prospects, and/or results of operations, and where such information was expressed as an opinion of any person such opinion was and continues to be honestly and reasonably held by the person giving it by reference to the facts and circumstances now subsisting.

j. Disclosure. The Company is not aware of any fact or matter not disclosed in writing to the Subscriber, or otherwise readily available to the Subscriber in the public domain, which directly affects the Company's and/or HLCO's business, operations, financial condition, prospects, and/or results of operations the disclosure of which might reasonably adversely affect the willingness of a reasonable investor to apply for any Securities or the price at or terms upon which an investor would be willing to subscribe for them.

3. Representations and Warranties of the Subscriber. The Subscriber represents and warrants to the Company that, as of the Effective Date and as of the Closing:

a. Information. Without lessening or obviating our representations and warranties set forth in Section 2, the Subscriber hereby: (i) acknowledges that it has received all the information it has requested from us and/or HLCO and that it considers necessary or appropriate for deciding whether to acquire the Securities (the “Information”), (ii) represents that it has had an opportunity to ask questions and receive answers from us regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given to the Subscriber, (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment, and (iv) acknowledges that it has carefully reviewed the risk factors relating to the Company, which may be found in the section captioned “Risk Factors” of HLCO’s most recent Annual Report Form 10-K (the “SEC Filed Risk Factors”), on file with the U.S. Securities and Exchange Commission (the “SEC”) and available at https://www.sec.gov/edgar/browse/?CIK=1441082&owner=exclude or by searching under HLCO’s name on www.sec.gov.

b. Investment Purpose. The Securities to be acquired by the Subscriber are being acquired or will be acquired for investment for the Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. The Subscriber does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities in violation of the Securities Act. The Subscriber has not been formed for the specific purpose of acquiring the Securities.

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c. Reliance on Exemptions. The Subscriber understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

d. No Reliance. The Subscriber acknowledges that in making a decision to purchase the Securities, the Subscriber has relied solely upon this Subscription Agreement and the other Information and independent investigations made by the Subscriber. The Subscriber acknowledges that the Information shall not be considered investment advice or a recommendation by the Company or any of its affiliates, and that neither the Company nor any of its affiliates is acting or has acted as an adviser to the Subscriber in deciding to purchase the Securities. The Subscriber is also not relying on the Company for advice with respect to the legal, tax and other factors involved in this purchase and understands that the Subscriber is solely responsible for reviewing the legal, tax and other considerations involved with purchasing the Securities with its own legal, tax and other advisers.

e. No Governmental Review. The Subscriber understands that no United States federal or state agency, or any other domestic or foreign government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. No Guarantees. Neither we nor any of our affiliates has made any guarantees (whether written or oral) to the Subscriber (i) regarding the current or future value of the Securities, or (ii) that our past business performance and experience of our management will in any way predict the current or future value of the Securities.

g. Subscriber Provided Information. Any information which the Subscriber has heretofore furnished or is furnishing herewith to us is, to the best of the Subscriber's knowledge, true, complete, and accurate and may be relied upon by us, in particular, in determining the availability of an exemption from registration under federal and state securities laws in connection with this sale to the Subscriber. The Subscriber further represents and warrants that it will notify and supply corrective information to us as soon as reasonably practicable upon the occurrence of any change therein occurring prior to our issuance of the Securities.

h. No Public Market. The Subscriber understands there is no public market for our units of Membership Interest, and that we have made no assurances that a liquid public market will ever exist for the Securities. Except with respect to the exchange provisions of the put option agreement to be entered into between the Subscriber and HLCO on or about the date hereof the "Put Option Agreement"), the Subscriber understands that we make no guarantees that the Subscriber will be able to resell or exchange any of the Securities, or as to their future value and that no market liquidity may be guaranteed and that the value of the Securities over time may experience extreme volatility or depreciate in full and we are not and shall not be responsible for or liable for the market value of the Securities, the transferability or liquidity of the Securities or the availability of any market for the Securities through third parties or otherwise.

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i. Authorization; Enforcement. This Subscription Agreement: (i) has been duly and validly authorized by the Subscriber, (ii) has been duly executed and delivered by or on behalf of the Subscriber, and (iii) will constitute, upon execution and delivery by the Subscriber and us, the valid and binding agreement of the Subscriber enforceable in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

j. Residency. If the Subscriber is an individual, then the Subscriber resides in the state or province identified on the Signature Page as the address for the Subscriber. If the Subscriber is a partnership, corporation, limited liability company or other entity, then the office or offices of the Subscriber identified on the Signature Page as the address of the Subscriber is the location of its principal place of business and such entity is duly organized in its state of formation.

k. Investment Experience. The Subscriber is aware of our business affairs and financial condition and has obtained sufficient information about us to reach an informed decision to purchase the Securities. The Subscriber is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past, and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by us to evaluate the merits and risks of and to make an informed investment decision with respect to, the proposed purchase of the Securities, which represents a speculative investment. The Subscriber is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.

l. Risks of Investment. The Subscriber is solely responsible for reviewing, understanding, and considering (and has reviewed, considered, and understands) the risks relating to an investment in the Securities, including, without limitation, those described in the SEC Filed Risk Factors. The Company’s operations, financial condition, and results of operations could be materially and adversely affected by any one or more of those risks, as could the underlying value of the Subscriber's Securities. The Subscriber acknowledges and accepts that there are material risks associated with purchasing the Securities, holding the Securities, and using the Securities, as more fully disclosed and explained in the SEC Filed Risk Factors.

m. Adequate Means. The Subscriber has adequate means of providing for such Subscriber’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time.

n. Brokers and Finders. No person will have, as a result of the transactions contemplated by this Subscription Agreement, any valid right, interest or claim against or upon us or the Subscriber for any commission, fee, or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Subscriber.

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o. Source of Funds. The Subscriber represents that, to the best of the Subscriber's knowledge, based upon appropriate diligence and investigation, (i) the funds that are used to purchase the Cash Units, are not derived from or related to any activity that is deemed criminal under United States law or that contravenes any applicable federal, state or UK laws and regulations dealing with money laundering; and (ii) no contribution or payment to us by the Subscriber comes from a source which would cause us to be in violation of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001.

p. Anti-Money Laundering Obligations. To ensure compliance with applicable statutory requirements relating to anti-money laundering and anti-terrorism initiatives, we reserve the right to request such evidence as is necessary to verify the identity, address, and source of funds from the Subscriber. Depending on the circumstances of the Subscriber and our anti-money laundering policies and procedures or of any third-party administrator that may perform anti-money laundering (“AML”) and know-your-customer (“KYC”) compliance on behalf of us, if utilized by us, a more detailed verification might be required. Further, neither (i) the Subscriber, (ii) any person controlling or controlled by the Subscriber (if the Subscriber is a privately-held entity), (iii) any person having a beneficial interest in the Subscriber, nor (iv) any person for whom the Subscriber is acting as agent or nominee in connection with the purchase of Securities, is:

(i) a citizen or resident of a geographic area in which the purchase of Securities is prohibited by applicable law, decree, regulation, treaty, or administrative act;

(ii) a citizen or resident of, or located in, a geographic area that is subject to U.S. sanctions or embargoes;

(iii) an individual, or an individual employed by or associated with an entity, identified on the U.S. Department of Commerce’s Denied Persons or Entity List, the U.S. Department of Treasury’s Specially Designated Nationals or Blocked Persons Lists, or the U.S. Department of State’s Debarred Parties List, or an entity in which one or more Specially Designated Nationals own in the aggregate, directly or indirectly, a fifty percent (50%) or greater interest and you will not use the Securities to conduct or facilitate transactions with such persons described above;

(iv) purchasing securities from countries or regions comprehensively sanctioned by the US Office of Foreign Assets Control (“OFAC”) (including countries and regions currently sanctioned such as the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria), or on behalf of governments of these countries or regions, nor will you use the Securities to conduct or facilitate any transactions with persons located in these countries or regions;

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(v) from a country, territory, entity or individual named on an OFAC list, or a person prohibited under the programs administered by OFAC (“OFAC Programs”). Please be advised that we may not accept any payment amounts from a prospective Subscriber of Securities if such Subscriber cannot make the representation set forth in the preceding sentence. You agree to promptly notify us if you become aware of any change in the information set forth in any of these representations. You are advised that, by law, we may be obligated to “freeze the account” of any Subscriber, either by prohibiting additional purchases from it, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and that we may also be required to report such action and to disclose such Subscriber’s identity to OFAC;

(vi) a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure, as such terms are defined in the footnotes below: if you are affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if you receive deposits from, make payments on behalf of, or handle other financial transactions related to a Foreign Bank, you represent and warrant to the Company that: (i) the Foreign Bank has a fixed address, and not solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (ii) the Foreign Bank maintains operating records related to its banking activities; (iii) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct its banking activities; and (iv) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

q. Taxes. The Subscriber understands that it bears the sole responsibility to determine if ownership of the Securities, the potential appreciation or depreciation in the value of the Securities over time, the purchase of the Securities and/or any other action or transaction related to the Company has any tax implications; by holding the Securities, and to the extent permitted by law, the Subscriber agrees not to hold the Company and/or any third party liable for any tax liability associated with or arising from the ownership of the Securities or any other action or transaction related to the Company or its affiliates. Further, the Subscriber agrees to comply with any applicable tax obligations in its jurisdiction arising from the purchase of Securities, if any.

4. Representations and Warranties by Non-U.S. Persons. The Subscriber whose address, as set forth on the Signature Page to this Subscription Agreement, is not located within the United States of America or its territories and possessions, represents and warrants to the Company that, as of the Effective Date and as of the Closing:

a. Restricted Securities; Restrictions on Transfer. The Subscriber acknowledges and agrees, and each subsequent holder of Cash Units by its acceptance thereof will be deemed to acknowledge that, until the expiration of the one year “distribution compliance period” under Regulation S, he, she or it will not make any offer or sale of Securities to a U.S. person or for the account or benefit of a U.S. person within the meaning of Rules 902 and 903 of Regulation S under the Securities Act, except in compliance with applicable securities laws and in any event in accordance with any contractual restrictions, if any, and in accordance with all applicable laws, including U.S. federal securities laws, U.S. state securities laws, and the laws of any foreign jurisdiction, as applicable. In addition, such Subscriber further acknowledges that with respect to the Securities received pursuant to Regulation S, hedging transactions involving such Securities may not be conducted unless in compliance with the Securities Act.

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b. Legends. The Subscriber understands that the Securities, may be notated with, or will be deemed to incorporate, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR LAWS OF ANY FOREIGN JURISDICTION AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

“THE SECURITIES MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)) EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

c. Parameters of Regulation S.

(i) Non-U.S. Person Subscriber Status. The Subscriber is not a resident of the United States or otherwise a “U.S. Person,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(ii) No Transfer of Securities to U.S. Person or Market. Except for pursuant to the Put Option Agreement, the Subscriber has not made any prearrangement to transfer any of the Securities to a U.S. Person or to return any of the Securities to the United States securities markets (which includes short sales in the United States within the applicable “distribution compliance period,” as defined in Regulation S (hereinafter referred to as the “restricted period”) to be covered by delivery of Securities) and is not purchasing Securities as part of any plan or scheme to evade the registration requirements of the Securities Act.

(iii) Compliance with Regulation S. All offers and sales of Securities by the Subscriber in the United States or to U.S. Persons or otherwise whether prior to the expiration or after the expiration of the applicable restricted period shall be made only pursuant to a registration of the Securities under the Securities Act or an exemption from registration, and in compliance with Regulation S.

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(iv) Not a Distributor. The Subscriber is not a “distributor,” as defined in Regulation S. However, if the Subscriber should be deemed to be a distributor prior to reselling Securities to a non-U.S. Person during the restricted period, the Subscriber will send a notice to each new subscriber of Securities that such new subscriber is subject to the restrictions of Regulation S during the restricted period.

(v) Not an Officer, Affiliate, Underwriter or Dealer. The Subscriber is not an officer, director, or “affiliate” (as that term is defined in Rule 405 under the Securities Act) of the Company or an “underwriter” or “dealer” (as such terms are defined in the Securities Act), and the purchase of Securities by the Subscriber is not a transaction (or part of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

(vi) Re-sales Only in Compliance with Regulation S. The Subscriber acknowledges that the Subscriber may only be able to resell the Securities pursuant to the provisions of Regulation S and otherwise pursuant to the Securities Act (except for pursuant to the Put Option Agreement), and that it may not be possible for the Subscriber to liquidate its investment in the Securities. The Subscriber is prepared, therefore, to hold his or her Securities indefinitely.

(vii) Solicitation. The offer and sale of the Securities has not taken place, and is not taking place, within the United States of America or its territories or possessions. The offer and sale of the Securities has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation.

d. Compliance with Foreign Laws. The Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of the jurisdiction in which it resides in connection with its subscription for the Securities, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Subscriber’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

5. Further Agreements

a. Pre-Emption.

(i) If the Company proposes to issue any new units of Membership Interest or other securities convertible into, or carrying the right to subscribe for, units of Membership Interest in the Company, after the date of this Agreement (“New Securities”), those New Securities shall not be issued to any person unless the Company has in the first instance offered them to the Subscriber on the same terms and at the same price as those New Securities are being offered to other persons on a pari passu and pro rata basis to the number of units of Membership Interest held by the Subscriber (as nearly as may be without involving fractions). The offer shall be in writing, be open for acceptance from the date of the offer to the date 20 days after the date of the offer (inclusive) (the “Subscription Period”) and give details of the number and subscription price of the New Securities.

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(ii) The preemptive rights established by Section 5(a)(i) shall have no application to any of the following New Securities: (a) Membership Interests and/or options, warrants or other Membership Interest purchase rights and the Membership Interests issued pursuant to such options, warrants or other rights issued or to be issued after the date hereof to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to share purchase or share option plans or other arrangements that are approved by the Company’s Board of Directors (the “Board”); (b) any New Securities issued pursuant to an acquisition by the Company of the capital stock or assets of another company (including by way of merger or consolidation), provided such acquisition is approved by the Board; (c) any New Securities issued in connection with any Membership Interest split, dividend on or recapitalization of the outstanding equity securities of the Company; (d) any New Securities issued pursuant to arrangements with the Company’s vendors or suppliers, any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution, in each case provided that such arrangement or financing is approved by the Board; Membership Interests, options or convertible securities issued in connection with the provision of goods or services pursuant to transactions approved by a majority of the disinterested directors of the Company; (e) Membership Interests, options or convertible securities issued in connection with sponsored research, collaboration, technology license, development, investor or public relations, marketing or other similar agreements or strategic partnerships approved a majority of the disinterested directors of the Company; and (f) any New Securities that are issued by the Company pursuant to an underwritten public offering.

(iii) If at the end of the Subscription Period, the Subscriber has applied for any number of New Securities up to the number of New Securities to which it would be entitled on a pro rata basis to the number of units of Membership Interest held by the Subscriber, such number of New Securities shall be sold and issued to the Subscriber.

b. Anti-Dilution. The Company agrees that if, within a six-month period following the date hereof, the Company sells units of Membership Interest or any other securities of the Company in a private placement offering to outside investors (other than (i) as part of the purchase price in connection with acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, or securities issued in financing transactions, the primary purpose of which is to finance acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company and (ii) to employees and other independent contractors providing services to the Company) at a price per unit lower than the Cash Purchase Price paid by the Subscriber, then the Company shall issue, at no additional subscription cost to the Subscriber, such additional number of units of Membership Interest in the Company to the Subscriber which, when added to the number of Cash Units purchased hereby, would be the total number of units of Membership Interest which would have been issued to the Subscriber pursuant to this Agreement if the price per unit paid by the Subscriber was equivalent to the price per unit paid by the subsequent investor (or investors) in the Company.

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c. Further Assurances. The Company and the Subscriber each agrees and covenants that at any time and from time to time it will promptly execute and deliver to the other party such further instruments and documents and take such further action as the other party may reasonably require to carry out the full intent and purpose of this Agreement and to comply with United States state or federal securities laws or other applicable regulatory approvals.

d. Co-Sale Right.

(i) If any member or members of the Company (the “Selling Member(s)”) wishes to sell, to a single buyer or to one or more buyers, as part of a single transaction or series of connected transactions, units of Membership Interest in the Company representing (in aggregate) 50 percent or more of the Company's voting power (or which would otherwise result in a change of control of the Company), the Selling Member(s) may only sell (and the Company shall, within its powers to do so, ensure that such Selling Member(s) shall only sell) such number of units of Membership Interest subject to and in accordance with this Section 5(d).

(ii) The Selling Member(s) shall give to the Subscriber not less than 30 calendar days’ notice in advance of the proposed sale (a “Co-Sale Notice”). The Co-Sale Notice shall specify:

(A) the identity of the proposed purchaser (the “Buyer”);

(B) the price per security which the Buyer is proposing to pay;

(C) the manner in which the consideration is to be paid;

(D) the number of and class of securities which each Selling Member proposes to sell; and

(E) the address where the counter-notice should be sent.

The Subscriber shall be entitled within 20 calendar days after receipt of the Co-Sale Notice, to notify the Selling Member that it wishes to sell that number of its Securities equal to the product obtained by multiplying (x) the aggregate number of units of Membership Interest proposed to be sold by the Selling Member(s) by (y) a fraction, the numerator of which is the number of Securities at the time owned by the Subscriber and the denominator of which is the aggregate number of units of Membership Interest at the time owned by the Selling Member(s) and the Subscriber, to the Buyer on the same terms and conditions as set out in the Co-Sale Notice, by sending a counter-notice which shall specify the number of Securities which the Subscriber wishes to sell, and the number of units of Membership Interest to be sold by the Selling Member(s) shall be reduced accordingly.

(iii) If the Subscriber does not send a counter-notice within such 20 calendar Day period it shall be deemed to have specified that it wishes to sell no Securities.

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(iv) The Company shall use its best efforts to ensure that no sale by any Selling Member shall be made pursuant to any Co-Sale Notice more than three months after service of that Co-Sale Notice.

(v) If the Subscriber is not afforded the right to act upon or participate in the transaction contemplated by the Co-Sale Notice in accordance with the provisions of this Section 5(d), or, having given notice of its wish to participate in such transaction the Subscriber's Securities are not acquired simultaneously with, and on the same terms as, the Selling Member(s)’ securities, the Selling Member(s) may not complete (and the Company shall use its best efforts to ensure that they shall not complete) such transaction and the Board shall be bound to refuse to register (and the Company shall procure that the Board does refuse to register) any transfer of securities intended to carry such transaction into effect.

(vi) In this Section 5(d), references to the singular shall include the plural and vice versa.

e. Member Reserved Matters. The Company undertakes to the Subscriber that it shall not undertake any of the matters listed in Schedule 1 without first obtaining the Subscriber's written consent to such matter, which consent shall not be unreasonably withheld.

f. Transfer Restrictions. Except (A) with the prior written consent of the Company, (B) pursuant to the Put Option Agreement or (C) pursuant to section 5(d), the Subscriber shall not transfer any units of the Company’s Membership Interests to any person, save for any affiliate of the Subscriber with the prior written consent of the Company (such consent in the case of an affiliate transfer not to be unreasonably withheld).

g. Capital Re-organization. If there is a consolidation and/or sub-division and/or other reorganization and/or restructuring of the Company’s equity interests, the Company shall take such action (and/or, to the extent within its power to do so, procure that such action is taken) to give effect to the terms of this Agreement so as to ensure that the Subscriber is in no better or worse position as a result of such consolidation or sub-division and/or other reorganization and/or restructuring.

6. Miscellaneous

a. Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or because of this Agreement, except as expressly provided in this Agreement.

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b. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York, without giving effect to conflicts of laws principles. Each party to this Agreement hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the city of New York for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

c. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any such signature appearing on this Agreement or such other documents as are contemplated hereby are the same as handwritten signatures for the purpose of validity, enforceability and admissibility.

d. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

e. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to us and to the Subscriber at the respective addresses on the signature page below, or at such other addresses as the Company or Subscriber may designate by 10 days advance written notice to the other parties hereto.

f. Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective without our written consent and the Subscriber's written consent.

g. Expenses. The Company and the Subscriber shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated herein.

h. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Subscriber, upon any breach or default of the Company under the Subscription Documents shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by Subscriber of any breach or default under this Agreement, or any waiver by any Subscriber of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Subscriber, shall be cumulative and not alternative.

i. Entire Agreement. This Agreement and the exhibits and schedules hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this SUBSCRIPTION AGREEMENT as of the date first written above.

COMPANY:

CHOPRA HLCO LLC

By:

Name: Simon Belsham

Title: Authorized Officer

11th Floor, Ten Grand Street

Brooklyn, New York 11249

866-241-0670

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IN WITNESS WHEREOF, the parties have executed this SUBSCRIPTION AGREEMENT as of the date first written above.

SUBSCRIBER:

ALTHEA DRF LIFESCIENCES LIMITED

By:
Name:
Title:

First Floor, ASHI, 19,

Rouse Institutional Area,

New Delhi – 110002, India

Cash Purchase Price:	$2,500,000
Number of Cash Units	1,250,000

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COUNTERPART SIGNATURE PAGE

FOR

AMENDED AND RESTATED OPERATING AGREEMENT

OF

CHOPRA HLCO LLC

By execution of this counterpart signature page, the undersigned named person does hereby become a Member of Chopra HLCO LLC, a Delaware limited liability company (the “Company”), pursuant to the Amended and Restated Operating Agreement of the Company dated effective as of June ___, 2023 (the “Operating Agreement”). The undersigned hereby agrees to be bound by all of the terms and conditions of the Operating Agreement and authorizes the Manager to attach this counterpart signature page to the Operating Agreement and, when so attached with the signature pages of all of the Members, such Operating Agreement will constitute one and the same document as if all signatories had originally signed thereon.

MEMBER:

ALTHEA DRF LIFESCIENCES LIMITED

By:
Name:
Title:

Date: June __, 2023

Accepted by:

Chopra HLCO LLC,

By: ______________________________________

Name: Simon Belsham

Title: Authorized Person

Date: June__, 2023

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Schedule 1

MEMBER RESERVED MATTERS

1.1

Save where expressly required or permitted pursuant to this Agreement and/or the Company's Operating Agreement or any change which would affect all the Company's Membership Interest holders equally, permit or cause to be proposed any alteration to its share capital or the rights attaching to its units or permit or cause to be proposed any amendment to the Operating Agreement or certificate of formation of the Company which would adversely alter or affect the voting rights attaching to any of the Securities held by the Subscriber; or

1.2	Permit or cause to be proposed any amendment to the Operating Agreement or certificate of formation of the Company if such amendment would:

	1.2.1	impose any new obligations on the Subscriber; or

	1.2.2	increase any existing obligation or liability of the Subscriber; or

	1.2.3	remove or diminish the rights of the Subscriber.

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EXHIBIT A

Amended and Restated Operating Agreement

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